UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 9, 2005
                                                 ----------------



                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Ohio                        0-16772                  31-0987416
-------------------------------   ------------------------    ------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)



           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (740) 373-3155
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.
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          As reported in the Current Report on Form 8-K (the "May 31, 2005 Form
8-K") filed by Peoples Bancorp Inc. ("Peoples") on May 31, 2005, Robert E. Evans retired and resigned from his position as Chief Executive Officer, and as an employee, of each of Peoples and Peoples' banking subsidiary Peoples Bank, National Association ("Peoples Bank"), effective May 31, 2005. Mr. Evans has continued to serve as Chairman of the Board and a non-employee director of each of Peoples and Peoples Bank.

          As reported in the May 31, 2005 Form 8-K, on May 31, 2005, the Board of Directors (the "Board") of Peoples, upon the recommendation of the Compensation Committee, approved the payment of a monthly fee to Mr. Evans in his capacities as Chairman of the Board of Peoples and of Peoples Bank. The monthly fee to be paid to Mr. Evans will be $8,333.33, effective June 1, 2005. Mr. Evans will receive no separate compensation for attending meetings of any committees of either board of directors or for other services provided as a member of either board of directors.

          On June 9, 2005, the Peoples Board, upon the recommendation of the Compensation Committee, approved a Director Retirement Plan for the benefit of Mr. Evans in recognition of his 35 years of service with the organization and his direct responsibility for its substantial success and growth. The Director Retirement Plan is intended to provide Mr. Evans with a monthly benefit for life, commencing July 1, 2005, and, if she survives him, a reduced monthly benefit for Mr. Evans' spouse for her life. The monthly benefit to be paid to Mr. Evans generally increases each year and will be $1,155.86 per month for the 2005 calendar year. Similarly, the monthly benefit which would be paid to Mr. Evans' spouse upon Mr. Evans' death generally increases each year. The Director Retirement Plan is filed as Exhibit 10 to this Current Report on Form 8-K and should be reviewed for further information about the monthly benefits to be paid thereunder. The amount of $305,441 will be accrued in respect of the estimated benefits to be paid by Peoples under the Director Retirement Plan.


          On June 9, 2005, the Peoples Board, upon the recommendation of the Compensation Committee, also approved the payment of a benefit in the amount of $145,000 under the Deferred Compensation Agreement, dated November 18, 1976, between Mr. Evans and The Peoples Banking and Trust Company (now known as Peoples Bank, National Association), as amended December 26, 1978 and March 22, 1979 (the "Deferred Compensation Agreement"). Under the terms of the Deferred Compensation Agreement, the amount of $5,000 has been and was to be accrued for Mr. Evans' account upon the completion of each year of service to Peoples Bank until he reached normal retirement age (65). As of May 31, 2005, a total of $141,666.67 had been accrued for Mr. Evans' account and the Compensation Committee and the Peoples Board both felt it was appropriate to credit Mr. Evans' account with the full $5,000 annual amount in respect of the year of his retirement. In connection with the benefit payment, the Deferred Compensation Agreement was terminated effective June 9, 2005.

          To the extent that the effect of Mr. Evans' retirement is specifically addressed under any of the other employee benefit programs in which he participated at the time of his retirement, those terms will continue to apply.

Item 1.02.  Termination of a Material Definitive Agreement.
----------------------------------------------------------

         Please see the discussion in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K in respect of the termination of the Deferred Compensation Agreement, which discussion is incorporated herein by reference.

Item 8.01.  Other Events.
------------------------

          On June 9, 2005, the Peoples Board, upon the recommendation of the Governance and Nominating Committee (the "Nominating Committee"), took several actions in order to provide for an orderly succession in the office of the Chairman of the Board of Peoples since Robert E. Evans, the individual holding that office, may be unable to perform the duties of that office.

          Upon the recommendation of the Nominating Committee, the Board elected Joseph H. Wesel as Chairman of the Board, pro tem. Mr. Wesel has served as a director of Peoples since 1980 and currently serves as the Leadership Director of Peoples, as a member of the Executive Committee of the Board and as Chairman of each of the Compensation Committee and the Nominating Committee of the Board. Mr. Wesel will no longer serve as Leadership Director, but will continue in his current Committee positions.

          Upon the recommendation of the Nominating Committee, the Board also established the office of Vice Chairman of the Board of Peoples. During the absence or disability of the Chairman of the Board, the Vice Chairman of the Board will have the authority to exercise all of the powers and perform all of the duties of the Chairman of the Board, except as otherwise provided by law, and perform such other duties and exercise such other powers as the directors may, from time to time, assign. The Board elected Paul T. Theisen as Vice Chairman of the Board of Peoples. Mr. Theisen has served on the Peoples Board since 1980 and currently serves as a member of each of the Executive Committee and the Nominating Committee of the Board.

          On June 9, 2005, the Peoples Board, upon the recommendation of the Nominating Committee, also appointed George W. Broughton to serve as a member of the Compensation Committee of the Board. Mr. Broughton has served as a director of Peoples since 1994 and currently serves as a member of the Audit Committee and the Nominating Committee of the Board.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (a) and (b) Not applicable

         (c) Exhibits: The following exhibit is filed with this Current Report on Form 8-K:


Exhibit No.        Description
-----------        ----------------------------------------------------------
    10             Director Retirement Plan for the benefit of Robert E. Evans


                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEOPLES BANCORP INC.


Dated:  June 9, 2005        /s/ By:  MARK F. BRADLEY
                                     --------------------------------------
                                     Mark F. Bradley
                                     President and Chief Executive Officer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 9, 2005


                              Peoples Bancorp Inc.


Exhibit No.        Description
-----------        ----------------------------------------------------------
    10             Director Retirement Plan for the benefit of Robert E. Evans